UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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TECHE HOLDING COMPANY
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[TECHE HOLDING COMPANY LETTERHEAD]

January 4, 2013

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Teche Holding Company, I cordially invite you to attend the Annual Meeting of Stockholders to be held at the office of Teche Federal Bank at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on January 29, 2013 at 11:00 a.m. During the meeting, I will report on the operations of the Company, and directors and officers of the Company, as well as a representative of the Company’s independent auditors, Dixon Hughes Goodman LLP, will be present to respond to questions from stockholders.

At the meeting, in addition to the election of three directors and the ratification of auditors, stockholders will be asked to vote on two additional proposals.  In accordance with the requirements of the Securities and Exchange Commission, stockholders will be asked to consider a non-binding advisory proposal on executive compensation (commonly referred to as a “say on pay” proposal) and will also be asked to vote on the frequency with which stockholders should be asked to consider such say on pay proposals.

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it as promptly as possible in the postage-paid return envelope we have provided. Voting by proxy will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

/s/ Patrick O. Little
Patrick O. Little
Chairman, President and Chief Executive Officer
Teche Holding Company

TECHE HOLDING COMPANY
1120 JEFFERSON TERRACE BOULEVARD
NEW IBERIA, LOUISIANA 70560
(337) 560-7151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 29, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Teche Holding Company (the “Company”) will be held at the office of Teche Federal Bank at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on January 29, 2013, at 11:00 a.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of three directors of the Company;
2.	The ratification of the appointment of Dixon Hughes Goodman LLP as independent auditors of the Company for the fiscal year ending September 30, 2013;
3.	A non-binding advisory proposal regarding the Company’s executive compensation; and
4.	A non-binding advisory proposal regarding the frequency with which stockholders should vote on the Company’s executive compensation.

The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 14, 2012 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

Each stockholder, whether or not he or she plans to attend the meeting, is requested to sign, date, and return the enclosed proxy without delay in the enclosed postage-paid envelope. Any proxy given by the stockholder may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder present at the Meeting may revoke his or her proxy and vote in person on each matter brought before the Meeting. Please note that stockholders whose shares are not registered in their own names will need additional documentation from the record holder of their shares in order to vote in person at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. Ross Little, Jr.
W. Ross Little, Jr.
Secretary
New Iberia, Louisiana
January 4, 2013
Important Notice Regarding Internet
Availability of Proxy Materials
For the Stockholders Meeting to be
Held on January 29, 2013
The Proxy Statement and Annual Report to
Stockholders are available at
http://www.cfpproxy.com/3800

PROXY STATEMENT
OF
TECHE HOLDING COMPANY
1120 JEFFERSON TERRACE BOULEVARD
NEW IBERIA, LOUISIANA  70560

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 29, 2013

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Teche Holding Company (the “Company”) to be used at the Annual Meeting of Stockholders of the Company, which will be held at the office of Teche Federal Bank at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on January 29, 2013, at 11:00 a.m. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about January 4, 2013. The Company is the parent company of Teche Federal Bank (the “Bank”).

At the meeting, stockholders will consider and vote upon (i) the election of three directors, (ii) the ratification of the appointment of Dixon Hughes Goodman LLP as independent auditors of the Company for the fiscal year ending September 30, 2013, (iii) a non-binding advisory proposal regarding the Company’s executive compensation, and (iv) a non-binding advisory proposal regarding the frequency with which stockholders should vote on the Company’s executive compensation. The Board of Directors knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournment thereof.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Meeting if our records show that you held shares of our common stock, $.01 par value (the “Common Stock”), as of the close of business on December 14, 2012 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares in person at the Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 2,043,779 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of its nominees for director, “FOR” the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditors for the fiscal year ending September 30, 2013, “FOR” the non-binding advisory proposal regarding the Company’s executive compensation and “FOR” the option that the say on pay proposal be considered every three years.

If any matters not described in this Proxy Statement are properly presented at the Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Meeting.

You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Meeting, deliver a later-dated proxy, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. If you wish to change your voting instructions after you have returned a voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Internet Access to Proxy Materials

Copies of this Proxy Statement and the 2012 Annual Report to Stockholders are available on the internet at http://www.cfpproxy.com/3800.  If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

Participants in the Teche Federal Bank Employee Stock Ownership Plan

If you are a participant in the Teche Federal Bank Employee Stock Ownership Plan Trust (the “ESOP”), you will receive a voting instruction form on behalf of the ESOP that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees as directed by the ESOP Committee consisting of outside directors of the Board. The deadline for returning your voting instruction form is January 21, 2013.

Vote Required

The presence in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present.

As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees, or to withhold authority to vote for the nominees being proposed. Under the Company’s bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

Concerning Proposal II and III (the ratification of auditors and the say on pay proposal), by checking the appropriate box, a stockholder may: vote “FOR” the item, vote “AGAINST” the item, or “ABSTAIN” with respect to the item. Both of these Proposals shall be determined by a majority of votes cast affirmatively or negatively without regard to broker non-votes or proxies marked “ABSTAIN” as to that matter. With respect to Proposal IV (the frequency vote), stockholders may vote to consider a say on pay proposal every one year, every two years or every three years, or may abstain from voting.  This Proposal will be decided by a plurality of the votes cast without regard to broker non-votes or proxies marked “ABSTAIN” as to that matter.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table shows the number of shares of the Company’s common stock owned by all persons and entities who were known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock. The information shown is as of the December 14, 2012 voting record date.

	Shares of Common Stock Beneficially Owned (1)		Percentage of Common Stock Outstanding
Patrick O. Little 1120 Jefferson Terrace, New Iberia, Louisiana 70560	251,498	(2)	12.31%
W. Ross Little, Jr. 1120 Jefferson Terrace, New Iberia, Louisiana 70560	154,607	(3)	7.51%

Teche Federal Bank Employee Stock Ownership Plan 1120 Jefferson Terrace, New Iberia, Louisiana 70560	251,816		12.02%

Directors and executive officers as a group (11 persons)	633,412	(4)	30.24%

(footnotes begin on following page)

_______________
(1)
Number of shares beneficially owned as of December 14, 2012, the voting record date for the 2013 Annual Meeting of Stockholders. Includes all shares for which these individuals directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have or share (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares.

(2)
 Includes 14,743 shares (2,535 shares in an IRA and 12,208 shares in the Patrick Little, LLC) owned by Mr. Little’s wife; 10,000 shares (held in the Patrick Little, LLC) owned by The Marcie O. Little Grandchildren’s Trust; 30,000 shares owned by MRP, LLC (held in Patrick Little, LLC); 24,762 shares (held in the Patrick Little, LLC) owned by Mr. Little’s three adult children; 283 shares (held in MRP, LLC) owned by Mr. Little; 122,912 shares (96,343 shares held in the Patrick Little, LLC and 26,569 shares held directly) owned by Mr. Little; 12,406 shares held in an IRA; 30,980 held for the benefit of Mr. Little in the ESOP and 5,412 shares held jointly with Mr. Little’s mother.  Excludes 5,706 unvested restricted shares of Common Stock.  Patrick Little has pledged 1,468 shares of Common Stock and Patrick Little, LLC has pledged 57,833 shares of Common Stock as security for indebtedness.

(3)
Includes 15,340 shares that may be acquired pursuant to the exercise of options. Includes 283 shares (in MRP, LLC) owned by Mr. Little; 30,000 shares owned by MRP, LLC (held in Ross Little, Jr., LLC); 94,915 (79,703 shares in Ross Little, Jr., LLC and 15,212 shares in Mr. Little’s name) owned by Mr. Little; 8,657 shares held for the benefit of Mr. Little in the ESOP; and 5,412 shares held jointly with Mr. Little’s mother.  Excludes 2,037 unvested restricted shares of Common Stock.  Ross Little, Jr., LLC has pledged 20,000 shares of Common Stock as security for indebtedness.

(4)	Includes 51,148 shares that may be acquired pursuant to the exercise of options.

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, each containing approximately one-third of the total members of the Board, and the directors serve for staggered three-year terms. Pursuant to the Company’s bylaws, directors are elected by a plurality of votes cast.

Three directors will be elected at the 2013 Annual Meeting of Stockholders, and the nominees are Donelson T. Caffery, Jr., Ernest Freyou and Patrick O. Little, all of whom are currently members of the Board.

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of the nominees.

Set forth below is certain information regarding the Company’s directors.  The year first elected refers in most cases to the director’s election or appointment to the Bank’s Board of Directors as most of the directors served as members of the Bank’s Board prior to joining the Company’s Board of Directors.

Name	Age*	Year First Elected	Current Term to Expire	Shares of Common Stock Beneficially Owned(1)		Percent of Class

BOARD NOMINEES FOR TERM TO EXPIRE IN 2016
Donelson T. Caffery, Jr.	62	1994	2013	31,070	(2)	1.52%
Ernest Freyou	73	2007	2013	4,750	(3)	** %
Patrick O. Little	56	1989	2013	251,498	(4)	12.31%

DIRECTORS CONTINUING IN OFFICE
William A. Anderson, III	55	2010	2014	8,354	(5)	** %
Mary Coon Biggs	70	1982	2014	31,600	(6)	1.54%
J. L. Chauvin	57	2002	2014	51,218	(7)	2.49%
Thomas F. Kramer	83	1987	2014	43,260	(8)	2.11%
William Thomas Allen	64	2011	2015	1,850	(9)	** %
Henry L. Friedman	61	1979	2015	27,648	(10)	1.35%
W. Ross Little, Jr.	60	1981	2015	154,607	(11)	7.51%
Robert L. Wolfe, Jr.	57	2007	2015	27,556	(12)	1.35%

______________
*	Age as of September 30, 2012.
**	Less than 1%
(1)
Number of shares beneficially owned as of December 14, 2012, the voting record date for the 2013 Annual Meeting of Stockholders. An individual is considered to beneficially own shares for which he or she directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares.

(2)	Includes 3,600 shares that may be acquired pursuant to the exercise of options. Includes 3,326 shares held in trust for Mr. Caffery’s children.
(3)	Includes 2,000 shares that may be acquired pursuant to the exercise of options.
(4)
Includes 14,743 shares (2,535 shares in an IRA and 12,208 shares in the Patrick Little, LLC) owned by Mr. Little’s wife; 10,000 shares (held in the Patrick Little, LLC) owned by The Marcie O. Little Grandchildren’s Trust; 30,000 shares owned by MRP, LLC (held in Patrick Little, LLC); 24,762 shares (held in the Patrick Little, LLC) owned by Mr. Little’s three adult children; 283 shares (held in MRP, LLC) owned by Mr. Little; 122,912  shares (96,343 shares held in the Patrick Little, LLC and 26,569 shares held directly) owned by Mr. Little; 12,406 shares held in an IRA; 30,980 shares held for the benefit of Mr. Little in the ESOP and 5,412 shares held jointly with Mr. Little’s mother.  Excludes 5,706 unvested restricted shares of Common Stock.  Patrick Little has pledged 1,468 shares of Common Stock and Patrick Little, LLC has pledged 57,833 shares of Common Stock as security for indebtedness.

(5)	Includes 200 shares that may be acquired pursuant to the exercise of options.
(6)	Includes 3,400 shares that may be acquired pursuant to the exercise of options. Includes 10,200 shares held jointly with Mrs. Biggs’ husband.
(7)
Includes 17,208 shares that may be acquired pursuant to the exercise of options. Includes 4,000 shares held jointly with Mr. Chauvin’s wife.  J. L. Chauvin has pledged 17,235 shares of Common Stock as security for indebtedness.

(8)	Includes 3,600 shares that may be acquired pursuant to the exercise of options. Includes 6,000 shares owned by Dr. Kramer’s wife.

(9)	Includes 200 shares that may be acquired pursuant to the exercise of options. Includes 75 shares owned by Mr. Allen’s wife.
(10)	Includes 3,600 shares that may be acquired pursuant to the exercise of options. Includes 1,000 shares owned by Mr. Friedman’s wife and 1,800 shares held in trust for Mr. Friedman’s children.
(11)
Includes 15,340 shares that may be acquired pursuant to the exercise of options. Includes 283 shares (in MRP, LLC) owned by Mr. Little; 30,000 shares owned by MRP, LLC (held in Ross Little, Jr., LLC); 94,915 (79,703 shares in Ross Little, Jr., LLC and 15,212 shares in Mr. Little’s name) owned by Mr. Little; 8,657 shares held for the benefit of Mr. Little in the ESOP; and 5,412 shares held jointly with Mr. Little’s mother.  Excludes 2,037 unvested restricted shares of Common Stock.  Ross Little, Jr., LLC has pledged 20,000 shares of Common Stock as security for indebtedness.

(12)	Includes 2,000 shares that may be acquired pursuant to the exercise of options.

Business Experience and Qualifications of Directors

The Board believes that the many years of service that our directors have had at the Company and the Bank or at other financial institutions is one of the directors’ most important qualifications for service on the Board.  This service has given them extensive knowledge of the banking business and the Company.  Furthermore, their service on Board committees, especially in areas of audit, compliance and compensation is critical to their ability to oversee the management of the Bank by our executive officers.  Service on the Board by the Chief Executive Officer is critical to aiding the outside directors to understand the crucial and complicated issues that are common in the banking business.  Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations.

Donelson T. Caffery, Jr. was past president and owner of Columbia Chevrolet and Toyota for twenty years and is currently the manager of family properties. Mr. Caffery serves as a trustee for the St. Mary Parish Library Board of Control. He is also a former member of the vestry of the St. Mary’s Episcopal Church, past board member of the West St. Mary Chamber of Commerce, past president of the St. Mary Chapter of the Landmark Society, past board member of the Rotary Club of Franklin and a member of various trade organizations.  Mr. Caffery’s business experience indicates that he is qualified to serve as a Director of the Company.

Ernest Freyou, before retiring in January 2005, served as President of Regions Bank of Acadiana in South Louisiana. Prior to that he worked for the Iberia Parish Police Jury as Parish Administrator for nearly 20 years. He also spent nine years as Director of First National Bankers’ Bank in Baton Rouge, Louisiana and he served as Director of the National Bank for Cooperatives (Co-Bank), a farm credit bank, in Denver, Colorado for three years. He is the former President of the Iberia Parish Government. He continues to be actively involved with various community organizations. He joined the Board of the Bank in December 2006 and was subsequently elected to the Board of the Company in September 2007. Mr. Freyou is the father of Jason Freyou who is Senior Vice President and Chief Operations Officer of the Bank.  Mr. Freyou’s experience as a previous Bank President and his prior service as President of the Iberia Parish Government, indicate that he is qualified to serve as a Director of the Company.

Patrick O. Little is the Chairman, President and Chief Executive Officer of the Company and the Bank and has been employed by the Bank since 1980. Mr. Little has served as President of the Bank since January 1991 and as Chairman of the Bank since 1999. Mr. Little is the brother of W. Ross Little, Jr.  Mr. Little’s experience as Chairman, President and CEO of the Bank and the Company indicates that he is qualified to serve as a director of the Company.

William A. Anderson, III is past President and Partner/Owner of Gastroenterology Associates, LLC/LEC, Inc. in Baton Rouge, Louisiana and has been responsible for oversight of all management and business development of this physician practice and ambulatory surgical center which is recognized as one of the largest GI practices in the southeastern United States.  Dr. Anderson is currently a Board Member of the Louisiana/Mississippi Chapter of the Crohn’s & Colitis Foundation of America, Louisiana Governor for the American College of Gastroenterology, past President of Louisiana Gastroenterology Society, and past Chief of Gastroenterology Services at Baton Rouge General Medical Center in Baton Rouge.  In addition, Dr. Anderson also participates as an Associate Professor of Internal Medicine at LSU Health Science Center, Earl K. Long Campus, Baton Rouge, LA and Graduate Medical Education – Family Practice instructor, Baton Rouge General Medical Center, Baton Rouge, LA.  His board certifications include Diplomate of the American Board of Internal Medicine, 1985 and Diplomate of the American Board of Internal Medicine, Subspecialty of Gastroenterology, 1987.  Dr. Anderson was elected to the Bank Board in May of 2010 and was subsequently elected to the Company Board in February 2011.  Dr. Anderson’s qualifications and business experience indicate that he is qualified to serve as a director of the Company.

Mary Coon Biggs is a senior partner of the law firm Biggs, Supple, Cremaldi & Curet, L.L.P. She has been associated with the firm or its predecessors since 1969 and has been a partner since 1975. Mrs. Biggs is a member of various professional, civic, historical and cultural organizations.  Mrs. Biggs’ qualifications and experience as an attorney indicate that she is qualified to serve as a director of the Company.

J. L. Chauvin has served as Treasurer of the Company since its incorporation in December 1994 and as a director since March 2002. Mr. Chauvin has been employed by the Bank since 1983 and was promoted to Treasurer in November of 1994 and to Senior Vice President in January of 1999. Mr. Chauvin is a member of the Louisiana Society and American Institute of Certified Public Accountants.  Mr. Chauvin’s experience as Chief Financial Officer of the Bank and the Company and his financial and accounting expertise indicate that he is qualified to serve as a director of the Company.

Thomas F. Kramer retired from his medical practice in 1993. He was a specialist in obstetrics and gynecology and is a member of various medical organizations. Dr. Kramer is a member and past president of the St. Mary Chapter of the Louisiana Landmark Society and an officer of the Rotary Club of Franklin. He served for twelve years on the Council of the Shadows on the Teche, a property of the National Trust for Historic Preservation. He received the distinguished service award from the Boy Scouts of America and in 1994, was the recipient of the Golden Service Award of the West St. Mary Chamber of Commerce, and of the Boy Scouts St. Mary Parish Citizen of the Year Award in 2010.  Dr. Kramer’s experience as a physician and as Chairman of the Audit Committee of both the Bank and the Company indicate that he is qualified to serve as a director of the Company.

William Thomas Allen retired from Whitney National Bank in New Orleans, Louisiana after more than 40 years of service.  While at Whitney, he worked in various areas of the Bank until he became the General Auditor for the Bank.  He served in the capacity of General Auditor of the Bank for 29 years.  Mr. Allen received a B. S. degree in business administration from Louisiana State University.  He also attended Loyola University for his post graduate studies in Accounting.  He is a certified public accountant and he received his audit quality assessment certification from the Institute of Internal Auditors.  Mr. Allen is involved in numerous programs and organizations in the New Orleans, Louisiana community.  Mr. Allen’s extensive experience in the financial services industry indicate that he is qualified to serve as a director of the Company.

Henry L. Friedman is currently president of both Meyer’s Shoe Stores, Inc., Franklin, Louisiana and H. & L. Realty Company, Inc., Franklin, Louisiana. Mr. Friedman is past Chairman of the Franklin City Planning Commission, and he is a member and past president of both the St. Mary Chamber of Commerce and the Rotary Club of Franklin.  Mr. Friedman’s business experience indicates that he is qualified to serve as a Director of the Company.

W. Ross Little, Jr. is Senior Vice President of Sales and Marketing and also serves as Secretary of the Company and the Bank. He was elected to the Board of Directors of the Bank in August 1999. W. Ross Little, Jr. served as a practicing attorney in Lafayette Parish from 1990 to 1994. He previously served as Secretary of the Bank from August 1979 to November 1995 and Treasurer of the Bank from January 1980 to November 1994. He is the brother of Patrick O. Little.  Mr. Little’s experience as the Chief Retail Officer of the Bank and his qualifications as an attorney indicate that he is qualified to serve as a director of the Company.

Robert L. Wolfe, Jr. is President of Morgan Goudeau & Associates, Inc., consulting engineers and land surveyors. He joined the Board of the Bank in February 2007 and was subsequently elected to the Board of the Company in September 2007. Prior to that, he served on the Board of St. Landry Financial Corporation from 1989 until its merger with the Company in July 2004. Upon consummation of the merger he served as member of the Advisory Board until his appointment to the Board of the Bank.  Mr. Wolfe’s qualifications and experience as an engineer and surveyor indicate that he is qualified to serve as a Director of the Company.

CORPORATE GOVERNANCE

Director Independence

All of the Company’s directors, other than Ernest Freyou, Mary Coon Biggs, Patrick O. Little, W. Ross Little, Jr. and J. L. Chauvin, are independent directors under the rules of the NYSE MKT, where the Company’s Common Stock is listed. Mr. Freyou is not independent as his son, Jason Freyou, is an executive officer of the Bank.  Messrs. Little and Mr. Chauvin are not independent because they are also employees of the Company and the Bank. Ms. Biggs is not independent as a result of the relationship between the Bank and Ms. Biggs’ law firm, as described below.

Board Leadership Structure

The Chief Executive Officer also serves as Chairman of the Board, due in part to the Chief Executive’s long-standing tenure with the Company, which provides unique and intimate knowledge regarding the history, strategy, business and operations of the Company and the Bank. The Board of Directors has not designated a lead independent director.  The current structure makes the best use of the Chief Executive Officer’s extensive knowledge of our industry and of the Company; recognizes that he is best situated to lead discussions on important matters affecting the business of the Company; and creates a firm link between the Board and management fostering effective communication.  The Board of Directors believes that one of its essential functions is to safeguard the interests of its stockholders through effective independent oversight of the Company’s management.  The Board, however, is not of the view that prescribing the separation of the offices of the Chairman and Chief Executive Officer or designating a lead independent director is required to ensure such independent oversight.  A majority of the Company’s Board of Directors are independent directors according to the standards of the NYSE MKT.  Each of the Company’s directors, including the Chairman, has an equal vote on matters before the Board and is obligated by law to act in accordance with certain fiduciary duties to protect the best interests of the Company’s stockholders.  As such, the separation of the offices of the Company’s Chairman and Chief Executive Officer would have no effect on the fiduciary duties of any of the Company’s directors.  Each member of our Audit and Compensation committees is an independent director and we believe that the chairmen of our Board committees provide outstanding leadership in working with the Company’s independent directors and the Chairman of the Board of Directors.

Board’s Role in the Risk Management Process

We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended September 30, 2012, the Board of Directors held 12 regular meetings . No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended September 30, 2012.

The Audit Committee, a standing committee, is comprised of Directors Kramer, Friedman, Caffery, Allen and Wolfe.    The Board of Directors has determined that Mr.  Allen is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of the NYSE MKT. The Audit Committee recommends engagement of independent auditors, receives the internal and independent audit reports and recommends appropriate action. The Audit Committee met 8 times during the fiscal year ended September 30, 2012.

The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee, a copy of which was attached as an appendix to the Proxy Statement for the Meeting of Stockholders held on January 20, 2011.

The Compensation Committee, a standing committee, is comprised of Directors Friedman, Caffery and Kramer.  The Board of Directors has determined that each of the members of the Compensation Committee is independent in accordance with the rules of the NYSE MKT.  The Compensation Committee has not adopted a written Charter.

The Compensation Committee engaged Creative Compensation Solutions during the fiscal year ended September 30, 2012 to provide compensation consulting services with respect to developing our Salary Administration Plan and Executive Compensation Plan.  Fees paid to Creative Compensation Solutions were less than $120,000, the disclosure threshold.  The Committee reviewed the nature of the work previously performed by the consultant and whether there are any other relationships between the consultant or the firm and the Company.  The Compensation Committee discussed these considerations and concluded that the work of the consultant did not raise any conflict of interest in connection with the engagement and use of Creative Compensation Solutions.

Director Nomination Process

The Nominating Committee, a standing committee, was comprised of Directors Allen, Anderson, Caffery, Friedman, Kramer, and Wolfe for fiscal year 2012, all of whom are independent in accordance with the rules of the NYSE MKT. The Nominating Committee recommends to the full Board of Directors persons for selection as the Board’s nominees for election as directors. The Committee met one time during the fiscal year ended September 30, 2012.  The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which was attached as an appendix to the Proxy Statement for the Meeting of Stockholders held on January 20, 2011.

The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and the Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors. In the Board’s selection of nominees of the Board, there is no difference in the manner of evaluation of potential nominees who have been recommended by directors or officers of the Company and the Bank versus evaluation of potential nominees who have been recommended by stockholders.  The Company does not have a specific policy with respect to diversity of nominees.

To be considered in the Board’s selection of nominees of the Board, recommendations from stockholders must be received by the Company in writing by at least 60 days prior to the date of the immediately preceding annual meeting of stockholders of the Company. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as nominees of the Board should meet the director qualification requirements set forth in Article III, Section 3 of the Company’s Bylaws, which require that (i) directors must be stockholders of the Company, beneficially owning at least 100 shares; (ii) directors must be residents of Louisiana. The Board also believes nominees should be persons with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

Stockholder Communications

The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board of Directors does not have a formal written policy regarding director attendance at annual meetings. However, the Board encourages directors to attend all annual meetings. All of the Board’s members, except for Dr. Thomas F. Kramer, attended the 2012 annual meeting of stockholders.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the compensation paid to the Company’s principal executive officer and the two most highly compensated executive officers (the “named executive officers”) for the fiscal years ended September 30, 2012 and 2011.  There were no cash bonuses paid to any of the named executive officers during fiscal year 2011 or 2012.

			Stock	Option	Non-Equity Incentive Plan	All Other
	Year	Salary	Awards (1)	Awards (1)	Compensation(2)	Compensation (3)	Total

Patrick O. Little	2012	$293,843	$209,559	$0	$75,174	$48,067	$626,643
President and Chief Executive Officer	2011	282,533	118,963	0	92,817	69,571	563,884

J. L. Chauvin, Senior	2012	$143,804	$30,421	$18,192	$30,497	$26,544	$249,458
Vice President and Chief	2011	136,019	29,933	19,224	36,189	38,527	259,892
Financial Officer

W. Ross Little, Jr.	2012	$119,180	$65,807	$0	$25,275	$21,493	$231,755
Vice President and Secretary	2011	111,384	83,874	0	29,637	27,333	252,128

(1)
Represents the grant date fair value for the stock awards and option awards granted during fiscal year 2012 and 2011.  Please see Note 15 of the Notes to Consolidated Financial Statements in the 2012 Annual Report to Stockholders for the assumptions used in calculating the fair value.  The grant date fair value of stock awards for fiscal 2012  and 2011 includes the grant date fair value of shares granted with and without performance-based conditions as follows:

	at September 30, 2012				at September 30, 2011
	Without Performance- Based Restrictions		With Performance- Based Restrictions		Without Performance- Based Restrictions		With Performance- Based Restrictions
	Number of Shares	Fair Value	Number of Shares	Fair Value	Number of Shares	Fair Value	Number of Shares	Fair Value
Patrick O. Little	4,278	$148,361	2,064	$61,198	1,925	$59,098	1,950	$59,865
J. L. Chauvin	0	$0	1,026	$30,421	0	$0	975	$29,933
W. Ross Little Jr.	890	$35,386	1,026	$30,421	1,615	$53,942	975	$29,933

For stock awards subject to performance conditions, the number of shares awarded and the grant date fair value of such award is based upon the assumption that the probable outcome of the performance-based conditions will be achieved at the 100% of targeted performance threshold.   If the 150% of the ROA target was achieved (the highest threshold under the plan), the number of shares awarded would increase by 50% and the grant date fair value of the performance based award would be $91,796, $45,631 and $45,631, respectively for Patrick O. Little, J. L. Chauvin and W. Ross Little, Jr.  Restricted shares in the amounts of 4,278 shares for Patrick O. Little and 890 shares for W. Ross Little, Jr., were awarded in 2012.  All stock awards and option awards vest over a five year period.
(2)          Represents the annual cash compensation earned by the individual under the Bank’s annual incentive compensation program.
(3)          All other compensation for fiscal year 2012 consists of the following:

	Allocation of Shares Under the Employee Stock Ownership Plan	401(k) Plan Employer Contribution	Life Insurance	Health Savings Account Employer Contribution

Patrick O. Little	$33,368	$10,119	$780	$3,800
J. L. Chauvin	$16,459	$5,838	$447	$3,800
W. Ross Little, Jr.	$11,636	$5,687	$370	$3,800

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information regarding outstanding option and stock awards held by the named executive officers at September 30, 2012, including the number of shares underlying both exercisable and unexercisable portions of each stock option, as well as the exercise price and expiration price of each outstanding option.

	Number of Securities Underlying Unexercised Options That Are Exercisable	Number of Securities Underlying Unexercised Options That Are Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1)

Patrick O. Little	—	—	$—	—	6,383	$218,570	6,014	$187,863

J. L. Chauvin	2,000	—	$34.85	09/24/13	N/A	N/A	3,001	$93,753
	2,000	—	39.00	11/17/14
	7,000	—	36.00	07/27/15
	1,360	340	41.00	10/01/17
	2,640	660	35.00	05/21/18
	1,156 712	1,734 2,848	30.70 35.60	05/26/20 04/27/21
	0	3,560	39.76	09/25/22

W. Ross Little, Jr.	2,000	—	$34.85	09/24/13	2,182	$78,540	3,001	$93,753
	2,000	—	39.00	11/17/14
	7,000	—	36.00	07/27/15
	1,360	340	41.00	10/01/17
	2,640	660	35.00	05/21/18
______________
(1)	The market value of the shares of restricted common stock is based on the closing market price of the Common Stock on the NYSE MKT on September 30, 2012 of $40.50.
(2)	The number of shares of restricted Common Stock is based on the assumption that the 100% performance threshold is achieved.

Potential Payments Upon Termination or Change in Control

The Company has an employment agreement with Patrick O. Little, President and Chief Executive Officer. The agreement was renewed as of September 30, 2012 for a three-year term. The agreement has a provision that extends the remaining term of the agreement quarterly so that the remaining term of the agreement continues to be a full 36 months unless the Board notifies Mr. Little otherwise. If the Bank terminates Mr. Little without “just cause” as defined in the agreement, Mr. Little will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement but in no event for less than 30 months. As of September 30, 2012, termination without just cause would have entitled Mr. Little to a continuation of his base annual salary amount of $293,843 in regular monthly payments for the full three-year period (amounting to $881,529 in total). The agreement also provides for continuation of Mr. Little’s health, life and disability benefits (including dependent participation) for the remaining term of the agreement, which based on the cost of such benefits as of September 30, 2012 would represent a benefit worth $32,831 over the remaining three-year term of the agreement.

Mr. Little’s agreement provides for payments upon a change in control as follows. In the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Little will be paid a lump sum amount equal to 2.999 times his five-year average annual taxable compensation.  If a change in control had occurred at September 30, 2012, Mr. Little would have been entitled to a lump sum payment of approximately $1.4 million if he were terminated in connection with such change in control. In the event of a change in control all unvested option and stock awards immediately vest. Based on the $40.50 per share closing price of the Company’s common stock on September 30, 2012, the acceleration of vesting of Mr. Little’s unvested stock awards as of September 30, 2012 would be worth $186,948 (of which $121,541 relates to performance share awards and $65,407 relates to regular restricted stock awards). Mr. Little had no unvested options as of September 30, 2012.

The other named executive officers have change in control severance agreements with the Bank, which are not the same as an employment agreement. Termination with or without just cause absent a change in control does not result in any payments under the agreements with these officers. If involuntarily terminated in connection with, or within one year after, any change in control of the Bank, each officer will be paid a lump sum amount equal to 2.999 times his five-year average annual taxable compensation. If a change in control had occurred at September 30, 2012, J. L. Chauvin and W. Ross Little, Jr. would have been entitled to a lump sum payment of approximately $453,182 and $371,227, respectively, if terminated in connection with such change in control. In the event of a change in control all unvested option and stock awards immediately vest.  Based on the $40.50 per share closing price of the Company’s common stock on September 30, 2012, the acceleration of vesting for J. L. Chauvin and W. Ross Little, Jr. of unvested stock awards as of September 30, 2012 would be $121,541 and $186,948, respectively.  The acceleration of vesting of unvested stock options for J. L. Chauvin as of September 30, 2012 would be worth $37,213 based on 8,802 shares at $4.23. The acceleration of vesting of unvested stock options for W. Ross Little, Jr. as of September 30, 2012 would be worth $3,630 based on 660 shares at $5.50.

Pension Benefits

Pension Plan. The Bank is a participating employer in a multiple-employer pension plan sponsored by the Financial Institutions Retirement Fund. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years’ service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual benefit payable under the Pension Plan is equal to 2% of the average annual salary (excluding overtime and bonuses) received during benefits service multiplied by the number of years of credited service. A participant who is vested in the Pension

Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. Credit of service under the Pension Plan was frozen as of July 1, 2004, and no additional benefits shall be accrued under the Pension Plan following such date. Effective June 30, 2008, the Bank transferred administration and responsibility for the payment of benefit obligations under the Pension Plan to an unaffiliated life insurance company. As a result of this transfer, the Company will not incur Pension Plan expenses in the future.  The projected annual benefit at normal retirement age for each of Patrick O. Little, J. L. Chauvin and W. Ross Little, Jr. was $40,285, $21,963 and $14,286, respectively.

401(k) Savings and Profit Sharing Plan (“401(k) Plan”). The Teche Federal Bank 401(k) Plan is a tax-qualified defined contribution savings plan with a profit sharing component for the benefit of all eligible employees. The 401(k) Plan has a profit-sharing component and an annual contribution can be made by the Bank to the 401(k) Plan for all employees who have completed twelve months of service. In addition, employees may also voluntarily elect to defer between 1% and 50% of their compensation as 401(k) savings under the 401(k) Plan, not to exceed applicable limits under federal tax laws. All eligible employees can receive the profit-sharing contribution regardless of whether they defer salary under the 401(k) Plan. The 401(k) Plan also provides for matching contributions up to a maximum of 100% of the first 3% of employee contributions and 50% of the next 2% of the employee contributions for each participant, not to exceed applicable limits under federal tax laws. Employee contributions are immediately fully vested. Matching contributions and the annual profit-sharing contribution are immediately fully vested.

Employee Stock Ownership Plan (“ESOP”). The Bank has established the Teche Federal Bank ESOP for the exclusive benefit of participating employees of Teche Federal Bank. Participating employees are salaried, full-time employees who have completed at least one year of service, worked at least 1,000 hours in the previous plan year and have attained the age of 21. Benefits may be paid either in shares of the common stock or in cash. Contributions to the ESOP and shares released from the suspense account will be allocated annually among participants on the basis of compensation. Participant benefits become fully vested in their ESOP allocations following three years of service. Employment service before the adoption of the ESOP is credited for the purposes of vesting.

DIRECTOR COMPENSATION

For the fiscal year ended September 30, 2012, non-employee directors received 250 shares of the Common Stock. Also, for the fiscal year ended September 30, 2012, non-employee directors received $700 in cash monthly.  Non-employee directors received $250 per committee meeting attended except for the Audit Committee Chairman and Audit Committee Financial Expert who received $500 per Audit Committee Meeting attended. Also, for meetings of the Committee of the Whole, non-employee directors were paid $1,000 per committee meeting attended.

Set forth below is a table providing information concerning the compensation of the non-employee directors of the Company for the fiscal year ended September 30, 2012.

	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Total
William Thomas Allen	$14,900	$8,875	$5,110	$28,885
William A. Anderson, III	$11,400	$8,875	$5,110	$25,385
Donelson T. Caffery, Jr.	$12,650	$8,875	$5,110	$26,635
Robert J. Judice, Jr. *	$7,600	$8,875	$0	$16,475
Mary Coon Biggs	$12,400	$8,875	$5,110	$26,385
Thomas F. Kramer	$15,400	$8,875	$5,110	$29,385
Henry L. Friedman	$17,640	$8,875	$5,110	$31,625
Ernest Freyou	$13,400	$8,875	$5,110	$27,385
Robert L. Wolfe, Jr.	$15,900	$8,875	$5,110	$29,885
_______________
*      Mr. Judice retired from the Board of Directors on June 18, 2012.
(1)
Represents the grant date fair value for the stock awards and option awards.  Each director received 1,000 options that vest over 5 years beginning September 25, 2013. As of September 30, 2012, Mr. Caffery, Mr. Friedman and Dr. Kramer each held 6,200 options, of which 3,480 were exercisable at that date.  Mrs. Biggs held 6,000 options, of which 3,280 were exercisable.  Mr. Judice held 1,400 options as of September 30, 2012, of which 1,400 were exercisable. Messrs. Freyou and Wolfe each held 4,600 options, of which 1,880 were exercisable.  Mr. Allen and Dr. Anderson each held 2,000 options, of which 200 were exercisable.  For more information concerning the assumptions used for these calculations, please see Note 15 of Notes to Consolidated Financial Statements in the 2012 Annual Report to Stockholders. Each director received a grant of 250 shares in January of fiscal 2012, the grant date fair value of which was $35.50.  Such shares were immediately fully vested and no director holds any shares of restricted stock as of September 30, 2012.

RELATED PARTY TRANSACTIONS

Except as indicated below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary involving more than $120,000 during the fiscal year ended September 30, 2012.

Director Mary Coon Biggs is a senior partner in the law firm Biggs, Supple, Cremaldi & Curet, L.L.P. located in Franklin, Louisiana. Biggs, Supple, Cremaldi & Curet, L.L.P. has rendered to the Bank a variety of legal services, primarily in connection with ordinary and foreclosure proceedings; commercial law matters; title examinations; document preparation; and correspondence with auditors. During the fiscal years ended September 30, 2012 and 2011, Biggs, Supple, Cremaldi & Curet, L.L.P. received approximately $135,959 and $146,922, respectively, in fees for all legal services rendered to the Bank.

The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Company have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank’s other customers, and do not involve more than the normal risk of collectability nor present other unfavorable features. All loans by the Bank to directors and executive officers of the Company are subject to FDIC regulations restricting loans and other transactions with affiliated persons of the Bank.

Jason Freyou, son of Director Ernest Freyou, serves as Senior Vice President and Chief Operations Officer of the Bank.  In connection with his employment, he receives an annual salary of $165,047 and during the fiscal year ended September 30, 2012, received $50,567 in additional incentive compensation and employee benefits.

PROPOSAL II – RATIFICATION OF INDEPENDENT AUDITORS

Ratification of the appointment of the Company’s independent auditors requires the approval of a majority of the votes cast.

Dixon Hughes Goodman LLP was the Company’s independent auditor for the 2012 fiscal year, and has been appointed to continue as auditor for the 2013 fiscal year. A representative of Dixon Hughes Goodman LLP is expected to be present at the meeting to respond to stockholders’ questions and may make a statement on behalf of the firm.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditors for the 2013 fiscal year.

Principal Accounting Fees and Services

Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by a company’s independent auditor to be approved by the audit committee prior to such services being rendered or to be approved pursuant to pre-approval policies and procedures established by the Audit Committee. The Company’s Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services. All of the services listed below for 2012 and 2011 were approved by the Audit Committee prior to the service being rendered.  There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

Audit Fees. The aggregate fees for professional services rendered for the audit of the Company’s annual financial statements, the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by independent auditors in connection with statutory and regulatory filings and engagements for the fiscal years ended September 30, 2012 and 2011 were $144,695 and $146,565, respectively.

Audit Related Fees. The aggregate fees for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the fiscal year ended September 30, 2012 and 2011 were $13,300 and $15,500, respectively.

The audit related services primarily consisted of general accounting matters and related consultations and an employee benefits plan audit.

Tax Fees.  No fees were paid to the Company’s independent auditors during fiscal 2012 or 2011 for tax compliance, tax advice or tax planning.

All Other Fees. During the fiscal years ended September 30, 2012 and 2011, the Company’s independent auditors did not provide any services or products other than those listed above.

REPORT OF THE AUDIT COMMITTEE

For the fiscal year ended September 30, 2012, the Audit Committee (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the Company’s independent auditor, Dixon Hughes Goodman LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61 (as amended), (AICPA, Professional Standards Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T and (iii) received from Dixon Hughes Goodman LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Dixon Hughes Goodman LLP’s communications with the Audit Committee concerning independence and discussed with them the independence of Dixon Hughes Goodman LLP. Based on its foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Audit Committee:
William Thomas Allen		Donelson T. Caffery, Jr.
Thomas F. Kramer		Robert L. Wolfe, Jr.
Henry L. Friedman

PROPOSAL III – APPROVAL OF A NON-BINDING ADVISORY
VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations of the Securities and Exchange Commission thereunder provide that for smaller reporting companies, such as the Company, for the first annual meeting of shareholders on or after January 21, 2013 and not less than once every three years thereafter the Company must include a separate resolution subject to shareholder vote to approve the compensation of the Company’s named executive officers, as disclosed in its proxy statement pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies, as disclosed in this Proxy Statement, through the following resolution:

“Resolved, that the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables in this Proxy Statement is hereby approved.”

As provided in the Dodd-Frank Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Meeting.  On this matter, abstentions will have no effect on the voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL IV – ADVISORY VOTE ON THE FREQUENCY
OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Act and the regulations of the Securities and Exchange Commission thereunder require for smaller reporting companies such as the Company that at the first annual meeting of shareholders held on or after January 21, 2013 and not less frequently than once every six years thereafter the Company must include a separate resolution subject to shareholder vote to determine whether the non-binding shareholder vote on executive compensation that is the subject of Proposal III should occur every one, two or three years.

The Board of Directors welcomes the views of shareholders on executive compensation matters. The Board of Directors, however, does not believe that it is necessary to have the non-binding vote on executive compensation occur every year.  The Board believes that a vote once every three years will allow stockholders the time needed to properly assess the impact of changes made in the Company’s executive compensation program in response to shareholder votes on executive compensation. The Board of Directors also notes that it incurs costs to have an additional item on the agenda. In the interests of saving costs, the Board recommends that the non-binding vote on executive compensation occur only once every three years.

As provided in the Dodd-Frank Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

In voting on the frequency of the non-binding say-on-pay resolution, shareholders may vote to have the vote occur every one, two or three years or abstain from voting.  The option which receives the most votes from shareholders will be deemed to be the option selected by shareholders.  On this matter, abstentions and broker non-votes will have no effect on the outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO HAVE THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION OCCUR EVERY THREE YEARS.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Securities and Exchange Commission regulations require the Company’s officers, directors and persons who own more than 10% of the outstanding Common Stock to file reports detailing their ownership and changes of ownership in the Common Stock, and to furnish the Company with copies of these reports. Based solely on its review of the reports received during the past fiscal year or with respect to the last fiscal year or written representations from these persons that they were not required to file annual reports of change in beneficial ownership, the Company believes that during fiscal year 2012 all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with these reporting requirements.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be considered for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana 70560, no later than September 16, 2013. Any such proposal shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Under the Company’s Articles of Incorporation, stockholder proposals that are not included in the Company’s proxy materials for next year’s Annual Meeting of Stockholders will only be eligible for presentation at the meeting if the stockholder submits notice of the proposal to the Company at the above address by November 20, 2013. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company’s Articles of Incorporation in order to be considered at next year’s meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. The cost of soliciting proxies will be borne by the Company.

ANNUAL REPORTS AND FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Teche Holding Company, 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana 70560.

The Company’s Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement on or about January 4, 2013 to all stockholders of record as of the close of business on December 14, 2012. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. Ross Little, Jr.
W. Ross Little, Jr.
Secretary

New Iberia, Louisiana
January 4, 2013

TECHE HOLDING COMPANY
1120 JEFFERSON TERRACE BOULEVARD
NEW IBERIA, LOUISIANA  70560
(337) 560-7151

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 29, 2013

The undersigned hereby appoints the Board of Directors of Teche Holding Company (the “Company”), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held at the office of Teche Federal Bank located at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on January 29, 2013, at 11:00 a.m. and at any and all adjournments thereof, in the following manner:

			FOR	WITHHELD
1.	The election as directors of all nominees listed below		☐	☐

Donelson T. Caffery, Jr.
Ernest Freyou
Patrick O. Little

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee’s name on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditor for the fiscal year ending September 30, 2013	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approval of a non-binding advisory proposal on executive compensation	☐	☐	☐

		THREE YEARS	TWO YEARS	ONE YEAR
4.	Advisory vote on the frequency of advisory votes on executive compensation	☐	☐	☐

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” Proposals 1 through 3 and “THREE YEARS” for Proposal 4.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and the 2012 Annual Report to Stockholders.

Dated:	☐ Check Box if You Plan to Attend the Meeting.

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

TECHE HOLDING COMPANY LETTERHEAD

TO:           Participants in the Employee Stock Ownership Plan of Teche Federal Bank

Date:        January 4, 2013

As described in the enclosed materials, your voting instructions are being requested as a participant under the Teche Federal Bank Employee Stock Ownership Plan (the “ESOP”) in connection with an upcoming Annual Meeting of Stockholders of Teche Holding Company (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election as director of all nominees listed below with terms to expire in 2016:

Donelson T. Caffery, Jr.
Ernest Freyou
Patrick O. Little

2.	The ratification of the appointment of Dixon Hughes Goodman LLP as independent auditors of Teche Holding Company, for the fiscal year ending September 30, 2013.

3.	Approval of a non-binding advisory vote on executive compensation.

4.	Advisory vote on the frequency of advisory votes on executive compensation.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a proxy statement, the Company’s Annual Report to Shareholders, and an ESOP Voting Instruction Form, which will permit you to vote the shares allocated to your ESOP account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the ESOP by marking, dating and signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustees in the enclosed envelope by January 21, 2013.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote as a means of participating in the governance of the affairs of the Company.  If your voting instructions for the ESOP are not received in a timely manner, the shares allocated to your account will be voted by the ESOP Trustees at the direction of the Company’s Board of Directors or the ESOP Committee of the Board.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP.  You will receive other voting material for those shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Patrick O. Little
Patrick O. Little
Chairman, President and Chief Executive Officer

ESOP VOTING INSTRUCTION FORM TECHE HOLDING COMPANY
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS
January 29, 2013

The undersigned hereby instructs the Trustees of the Teche Federal Bank Employee Stock Ownership Plan (“ESOP”) to vote, as designated below, all the shares of Common Stock of Teche Holding Company (“Company”) allocated to the undersigned pursuant to the ESOP as of December 14, 2012, at the Annual Meeting of Stockholders to be held at the office of Teche Federal Bank, located at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on January 29, 2013 at 11:00 a.m., and at any and all adjournments thereof, as follows:

                       FOR   WITHHELD

1. The election as director of all
Nominees listed below with
Terms to expire in 2016

Donelson T. Caffery, Jr.
Ernest Freyou
Patrick O. Little
                                                     [   ]          [  ]

INSTRUCTIONS:  To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.
_________________________

                                                             FOR  AGAINST  ABSTAIN
2. The ratification of the appointment
of Dixon Hughes Goodman LLP as
independent auditors of Teche
Holding Company, for the fiscal
year ending September 30, 2013.
                                                    [  ]             [  ]            [  ]

   3. Approval of a non-binding advisory
       vote on executive compensation.
                                                [  ]             [  ]            [  ]

                                                             THREE  TWO     ONE
                                                             YEARS   YEARS   YEAR
   4. Advisory vote on the frequency
of advisory votes on executive
compensation.
                                        [  ]             [  ]            [  ]

If you do not return this Voting Instruction Form, your shares will be voted by the Trustees, subject to its fiduciary duties, at the direction of the ESOP Committee of the Board.

The Company’s Board of Directors recommends a vote “FOR” Proposals 1 through 3 and "THREE YEARS" for Proposal 4.

Dated:______________________                                                                        _______________________________
Signature

Print Name: _____________________

PLEASE ACT PROMPTLY

SIGN, DATE AND RETURN THIS ESOP VOTING INSTRUCTION FORM TODAY
IN THE ENCLOSED ENVELOPE ADDRESSED TO THE ESOP TRUSTEE.